UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08797 and 811-09049

Name of Fund:    BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master LLC

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2013

Date of reporting period: 10/31/2013

Item 1 – Report to Stockholders

OCTOBER 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock International Fund	of BlackRock Series, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013

Dear Shareholder

Financial markets were volatile as 2012 drew to a close, with investors growing increasingly concerned over the possible implementation of pre-mandated tax increases and spending cuts known as the “fiscal cliff.” However, a last-minute tax deal averted the potential crisis and allowed markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as America showed greater stability compared to most other regions. Slow, but positive, growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep its asset purchase program intact and interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies, many of which were mired in recession. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, the Fed Chairman commented on the possibility of beginning to gradually reduce – or “taper” — the central bank’s asset purchase program before the end of 2013. Investors around the world retreated from higher risk assets in response. Markets rebounded in late June when the tone of the US central bank turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through July.

Markets slumped again in August as investors became wary of looming macro risks. Mixed economic data stirred worries about global growth and uncertainty about when and how much the Fed would scale back on stimulus. Also weighing on investors’ minds was the escalation of the revolution in Egypt and the civil war in Syria, both of which fueled higher oil prices, an additional headwind for global economic growth.

September was surprisingly positive for investors, thanks to the easing of several key risks. Most important, the Fed defied market expectations with its decision to delay tapering. Additionally, the more hawkish candidate to become the next Fed Chairman, Larry Summers, withdrew from the race. On the geopolitical front, turmoil in Egypt and Syria subsided. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. High levels of volatility returned in late September when the Treasury Department warned that the US national debt would breach its statutory maximum soon after Oct. 17. Political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed with a last-minute compromise to reopen the government and extend the debt ceiling until early 2014.

Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the highest returns for the 6- and 12-month periods ended Oct. 31, with particular strength coming from US small-cap stocks. Emerging markets posted smaller, albeit positive returns after struggling with slowing growth and weakening currencies in the first half of 2013. Rising interest rates resulted in poor performance for US Treasury bonds and other higher-quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, moved higher as income-oriented investors sought meaningful returns in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	11.14%	27.18%
US small cap equities (Russell 2000® Index)	16.90	36.28
International equities (MSCI Europe, Australasia, Far East Index)	8.53	26.88
Emerging market equities (MSCI Emerging Markets Index)	1.18	6.53
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.09
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(6.07)	(4.64)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.97)	(1.08)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.63)	(1.69)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.50	8.86

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2013	BlackRock International Fund

Investment Objective

BlackRock International Fund’s (the “Fund”) investment objective is to seek long-term capital growth through its investment primarily in a diversified portfolio of equity securities of companies located outside the United States.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended October 31, 2013, through its investment in BlackRock Master International Portfolio (the “Portfolio”) the Fund outperformed its benchmark, the MSCI All Country World Index ex-US.

What factors influenced performance?

•

The Portfolio’s overweight position exposures relative to the benchmark index in the consumer discretionary and information technology (“IT”) sectors drove performance. In particular, ITV PLC and MercadoLibre, Inc. were the largest stock contributors in their respective sectors during the period.

•	Conversely, the Portfolio’s underweight positions in financials and industrials detracted from returns. Holdings in ICICI Bank Ltd. and Larcen & Toubro Ltd. negatively impacted performance.

Describe recent portfolio activity.

•

During the 12-month period, the Portfolio trimmed Sberbank of Russia after strong performance and sold Itau Unibanco Holding SA on good performance and a negative turn in fundamentals. The Portfolio sold out of HSBC Holdings PLC (although it later re-initiated the position), Bank Rakyat Bhd and China Life Insurance Co. Ltd. The Portfolio also initiated positions in AIA Group Ltd., LIC Housing Finance Ltd., Tokio Marine Holdings, Inc., Société Generale SA and Standard Chartered PLC. In consumer staples, the Portfolio bought Japan Tobacco, Inc. and Nestlé SA. In consumer discretionary, the Portfolio initiated positions in Hyundai Motor Co. and Russian search engine Yandex NV. The Portfolio also purchased Sands China Ltd., Grupo Televisa SAB and Eutelsat Communications SA. In IT, a position in Canon, Inc. was exited after it reached the limits of the Portfolio’s trading range, as were positions in Baidu.com and ASML Holding NV. In industrials, the Portfolio initiated positions in Nidec Corp. and Atlas Copco AB. The Portfolio also sold POSCO. In health care, the Portfolio exited a position in Teva Pharmaceutical Industries Ltd. In telecommunication services, a position in NTT DoCoMo, Inc. was exited and a position in Nokia OYJ was initiated. In energy, positions in BG Group PLC and Royal Dutch Shell PLC were exited and a position in Lukoil OAO was initiated. In materials, the Portfolio sold Linde AG and Rio Tinto Group for opportunities elsewhere and purchased BHP Billiton PLC.

Describe portfolio positioning at period end.

•

As of period end, the Portfolio had large exposures to consumer discretionary and consumer staples companies, particularly consumer durables, media and tobacco. This positioning is to benefit from the recurring cash flows that these businesses generate. They also tend to have the pricing power necessary to sustainably grow earnings over the medium and long term.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests all of its assets in the Portfolio. The Portfolio invests primarily in a diversified portfolio of equity securities of companies located outside the United States.

[3]

This market capitalization weighted index is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The index includes both developed and emerging markets.

Performance Summary for the Period Ended October 31, 2013
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	11.58%	27.77%	N/A	14.04%	N/A	7.60%	N/A
Investor A	11.38	27.37	20.69%	13.65	12.43%	7.27	6.70%
Investor B	10.73	26.06	21.56	12.38	12.13	6.43	6.43
Investor C	10.81	26.02	25.02	12.68	12.68	6.40	6.40
Class R	11.18	26.95	N/A	13.37	N/A	7.01	N/A
MSCI All Country World Index ex-US	6.66	20.29	N/A	12.48	N/A	8.48	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period[5]	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,115.80	$5.33	$1,000.00	$1,020.16	$5.09	1.00%
Investor A	$1,000.00	$1,113.80	$7.35	$1,000.00	$1,018.25	$7.02	1.38%
Investor B	$1,000.00	$1,107.30	$12.64	$1,000.00	$1,013.21	$12.08	2.38%
Investor C	$1,000.00	$1,108.10	$12.59	$1,000.00	$1,013.26	$12.03	2.37%
Class R	$1,000.00	$1,111.80	$9.05	$1,000.00	$1,016.64	$8.64	1.70%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the net expenses of both the Fund and the Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to August 15, 2011, Class R Shares’

performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Administrator is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on May 1, 2013 and held through October 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013

Derivative Financial Instruments

The Portfolio may invest in various derivative financial instruments, including foreign currency exchange contracts, as specified in Note 4 of the Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Portfolio to hold an investment that it might otherwise sell. The Portfolio’s investments in these instruments are discussed in detail in the Portfolio’s Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013	7

Statement of Assets and Liabilities	BlackRock International Fund

October 31, 2013

Assets
Investment at value — Portfolio (cost — $764,921,591)	$903,157,046
Capital shares sold receivable	1,392,647
Receivable from Administrator	112,357
Prepaid expenses	54,135

Total assets	904,716,185

Liabilities
Capital shares redeemed payable	954,902
Service and distribution fees payable	205,666
Contributions payable to the Portfolio	437,745
Transfer agent fees payable	413,879
Other affiliates payable	34,017
Officer’s and Directors’ fees payable	355
Other accrued expenses payable	236,959

Total liabilities	2,283,523

Net Assets	$902,432,662

Net Assets Consist of
Paid-in capital	$1,029,530,365
Undistributed net investment income	11,328,794
Accumulated net realized loss allocated from the Portfolio	(276,661,952)
Net unrealized appreciation/depreciation allocated from the Portfolio	138,235,455

Net Assets	$902,432,662

Net Asset Value
Institutional — Based on net assets of $431,563,170 and 27,822,327 shares outstanding, 100 million shares authorized, $0.0001 par value	$15.51

Investor A — Based on net assets of $280,122,862 and 18,467,305 shares outstanding, 100 million shares authorized, $0.0001 par value	$15.17

Investor B — Based on net assets of $4,837,256 and 347,146 shares outstanding, 100 million shares authorized, $0.0001 par value	$13.93

Investor C — Based on net assets of $156,198,037 and 11,037,783 shares outstanding, 100 million shares authorized, $0.0001 par value	$14.15

Class R — Based on net assets of $29,711,337 and 1,965,006 shares outstanding, 100 million shares authorized, $0.0001 par value	$15.12

See Notes to Financial Statements.

8	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013

Statement of Operations	BlackRock International Fund

Year Ended October 31, 2013

Investment Income
Net investment income allocated from the Portfolio:
Dividends — unaffiliated	$23,552,584
Dividends — affiliated	11,563
Foreign taxes withheld	(1,763,281)
Other income — affiliated	393,362
Securities lending — affiliated — net	9,190
Expenses	(6,066,950)
Fees waived	10,627

Total income	16,147,095

Fund Expenses
Administration	1,938,791
Service — Investor A	616,541
Service and distribution — Investor B	77,118
Service and distribution — Investor C	1,431,892
Service and distribution — Class R	136,844
Transfer agent — Institutional	598,118
Transfer agent — Investor A	643,162
Transfer agent — Investor B	76,323
Transfer agent — Investor C	631,317
Transfer agent — Class R	82,376
Registration	77,721
Professional	36,155
Printing	17,259
Officer and Directors	116
Miscellaneous	7,416

Total expenses	6,371,149
Less fees waived by Administrator	(378,313)
Less transfer agent fees waived and/or reimbursed by Administrator — Institutional	(598,109)
Less transfer agent fees waived and/or reimbursed by Administrator — Investor A	(323,354)
Less transfer agent fees waived and/or reimbursed by Administrator — Investor B	(44,114)
Less transfer agent fees waived and/or reimbursed by Administrator — Investor C	(68,718)
Less transfer agent fees waived and/or reimbursed by Administrator — Class R	(27,876)

Total expenses after fees waived and/or reimbursed	4,930,665

Net investment income	11,216,430

Realized and Unrealized Gain Allocated from the Portfolio
Net realized gain from investments and foreign currency transactions	84,765,646
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	95,043,757

Total realized and unrealized gain	179,809,403

Net Increase in Net Assets Resulting from Operations	$191,025,833

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013	9

Statements of Changes in Net Assets	BlackRock International Fund

	Year Ended October 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$11,216,430	$6,682,902
Net realized gain (loss)	84,765,646	(60,164,187)
Net change in unrealized appreciation/depreciation	95,043,757	68,491,874

Net increase in net assets resulting from operations	191,025,833	15,010,589

Dividends to Shareholders From[1]
Net investment income:
Institutional	(4,287,484)	(2,249,032)
Investor A	(2,314,303)	(841,498)
Investor C	(18,673)	(300,200)
Class R	(159,745)	(140,910)

Decrease in net assets resulting from dividends to shareholders	(6,780,205)	(3,531,640)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	9,282,637	(134,343,261)

Net Assets
Total increase (decrease) in net assets	193,528,265	(122,864,312)
Beginning of year	708,904,397	831,768,709

End of year	$902,432,662	$708,904,397

Undistributed net investment income	$11,328,794	$6,906,538

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013

Financial Highlights	BlackRock International Fund

	Institutional
	Year Ended October 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$12.30	$12.18	$12.86	$10.91	$8.20

Net investment income (loss)[1]	0.25	0.16	0.02	(0.01)	0.09
Net realized and unrealized gain (loss)	3.13	0.03	(0.70)[2]	1.96 [2]	2.62 [2]

Net increase (decrease) from investment operations	3.38	0.19	(0.68)	1.95	2.71

Dividends from net investment income[3]	(0.17)	(0.07)	—	—	—

Net asset value, end of year	$15.51	$12.30	$12.18	$12.86	$10.91

Total Investment Return[4]
Based on net asset value	27.77%[5]	1.63%	(5.29)%	17.87%	33.05%

Ratios to Average Net Assets[6]
Total expenses	1.22%[7]	1.31%[7]	1.30%[7]	1.77%	2.03%

Total expenses after fees waived	1.00%[7]	1.00%[7]	1.06%[7]	1.77%	2.03%

Net investment income (loss)	1.81%[7]	1.29%[7]	0.19%[7]	(0.13)%	0.99%

Supplemental Data
Net assets, end of year (000)	$431,563	$313,764	$416,002	$2,645	$5,133

Portfolio turnover of the Portfolio	128%	117%	156%	154%	178%

	Investor A
	Year Ended October 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$12.03	$11.94	$12.66	$10.76	$8.12

Net investment income (loss)[1]	0.20	0.11	0.00 [8]	(0.06)	0.05
Net realized and unrealized gain (loss)	3.07	0.03	(0.72)[2]	1.96 [2]	2.59 [2]

Net increase (decrease) from investment operations	3.27	0.14	(0.72)	1.90	2.64

Dividends from net investment income[3]	(0.13)	(0.05)	—	—	—

Net asset value, end of year	$15.17	$12.03	$11.94	$12.66	$10.76

Total Investment Return[4]
Based on net asset value	27.37%[5]	1.21%	(5.69)%	17.66%	32.51%

Ratios to Average Net Assets[6]
Total expenses	1.56%[7]	1.64%[7]	1.80%[7]	2.08%	2.40%

Total expenses after fees waived	1.38%[7]	1.38%[7]	1.67%[7]	1.67%	2.40%

Net investment income (loss)	1.53%[7]	0.96%[7]	0.01%[7]	(0.51)%	0.54%

Supplemental Data
Net assets, end of year (000)	$280,123	$221,365	$208,885	$37,035	$28,949

Portfolio turnover of the Portfolio	128%	117%	156%	154%	178%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sale charges and assumes the reinvestment of dividends and distributions.

[5]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 27.68% and 27.29% for the Institutional and Investor A Shares, respectively.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[8]	Amount is less than $0.005 per share.

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013	11

Financial Highlights (continued)	BlackRock International Fund

	Investor B
	Year Ended October 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$11.05	$11.04	$11.84	$10.18	$7.77

Net investment income (loss)[1]	0.05	(0.02)	(0.12)	(0.17)	(0.04)
Net realized and unrealized gain (loss)	2.83	0.03	(0.68)[2]	1.83 [2]	2.45 [2]

Net increase (decrease) from investment operations	2.88	0.01	(0.80)	1.66	2.41

Net asset value, end of year	$13.93	$11.05	$11.04	$11.84	$10.18

Total Investment Return[3]
Based on net asset value	26.06%[4]	0.09%	(6.76)%	16.31%	31.02%

Ratios to Average Net Assets[5]
Total expenses	3.04%[6]	2.93%[6]	3.08%[6]	3.21%	3.61%

Total expenses after fees waived	2.42%[6]	2.44%[6]	2.99%[6]	3.21%	3.61%

Net investment income (loss)	0.40%[6]	(0.16)%[6]	(1.01)%[6]	(1.65)%	(0.54)%

Supplemental Data
Net assets, end of year (000)	$4,837	$11,609	$22,320	$11,898	$20,342

Portfolio turnover of the Portfolio	128%	117%	156%	154%	178%

	Investor C
	Year Ended October 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$11.23	$11.23	$12.00	$10.28	$7.81

Net investment income (loss)[1]	0.06	(0.01)	(0.11)	(0.13)	(0.01)
Net realized and unrealized gain (loss)	2.86	0.03	(0.66)[2]	1.85 [2]	2.48 [2]

Net increase (decrease) from investment operations	2.92	0.02	(0.77)	1.72	2.47

Dividends from net investment income[7]	(0.00)[8]	(0.02)	—	—	—

Net asset value, end of year	$14.15	$11.23	$11.23	$12.00	$10.28

Total Investment Return[3]
Based on net asset value	26.02%[4]	0.23%	(6.42)%	16.73%	31.63%

Ratios to Average Net Assets[5]
Total expenses	2.49%[6]	2.66%[6]	2.58%[6]	2.80%	3.09%

Total expenses after fees waived	2.39%[6]	2.41%[6]	2.53%[6]	2.80%	3.09%

Net investment income (loss)	0.51%[6]	(0.09)%[6]	(0.99)%[6]	(1.23)%	(0.07)%

Supplemental Data
Net assets, end of year (000)	$156,198	$135,280	$151,594	$13,636	$12,470

Portfolio turnover of the Portfolio	128%	117%	156%	154%	178%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, excludes the effects of any sale charges and assumes the reinvestment of dividends and distributions.

[4]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 25.97% and 25.93% for the Investor B Shares and Investor C Shares, respectively.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[7]	Determined in accordance with federal income tax regulations.

[8]	Amount is greater than $(0.005) per share.

See Notes to Financial Statements.

12	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013

Financial Highlights (concluded)	BlackRock International Fund

	Class R
	Year Ended October 31,		Period August 15, 2011[1] to October 31, 2011
	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$11.98	$11.93	$12.11

Net investment income (loss)[2]	0.16	0.07	(0.01)
Net realized and unrealized gain (loss)	3.05	0.03	(0.17)

Net increase (decrease) from investment operations	3.21	0.10	(0.18)

Dividends from net investment income[3]	(0.07)	(0.05)	—

Net asset value, end of period	$15.12	$11.98	$11.93

Total Investment Return[4]
Based on net asset value	26.95%[5]	0.90%	(1.49)%[6]

Ratios to Average Net Assets[7]
Total expenses	1.85%[8]	1.92%[8]	1.91%[8,9]

Total expenses after fees waived	1.70%[8]	1.70%[8]	1.71%[8,9]

Net investment income (loss)	1.22%[8]	0.59%[8]	(0.57)%[8,9]

Supplemental Data
Net assets, end of period (000)	$29,711	$26,887	$32,968

Portfolio turnover of the Portfolio	128%	117%	156%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 26.87%.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013	13

Notes to Financial Statements	BlackRock International Fund

1. Organization:

BlackRock International Fund (the “Fund”), a series of BlackRock Series, Inc. (the “Corporation”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in BlackRock Master International Portfolio (the “Portfolio”), a series of BlackRock Master LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The percentage of the Portfolio owned by the Fund at October 31, 2013 was 100%. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Portfolio. Valuation of securities held by the Portfolio is discussed in Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended October 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

14	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013

Notes to Financial Statements (continued)	BlackRock International Fund

The Corporation, on behalf of the Fund, entered into an Administration Agreement with the Administrator, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Corporation, on behalf of the Fund, pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

The Corporation, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended October 31, 2013, the Fund paid the following to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations:

Institutional	$165,756
Investor A	$36

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended October 31, 2013, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$4,610
Investor A	$4,783
Investor B	$480
Investor C	$1,816
Class R	$669

The Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to March 1, 2015 unless approved by the Board of Directors (the “Board”), including a majority of the Independent Directors.

The expense limitations as a percentage of average daily net assets are as follows:

Institutional	1.00%
Investor A	1.38%
Investor B	2.44%
Investor C	2.42%
Class R	1.70%

For the year ended October 31, 2013, the Administrator waived administration fees, which is shown as fees waived by Administrator, and transfer agent fees, which is included in transfer agent fees waived and/or reimbursed by Administrator — class specific in the Statement of Operations.

For the year ended October 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $53,721.

For the year ended October 31, 2013, affiliates received CDSCs as follows:

Investor A	$3,504
Investor B	$367
Investor C	$10,697

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Corporation’s Chief Compliance Officer which is included in officer and directors in the Statement of Operations.

4. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset value per share. The following permanent difference as of October 31, 2013 attributable to foreign currency transactions was reclassified to the following accounts:

Undistributed net investment income	$(13,969)
Accumulated net realized loss allocated from the Portfolio	$13,969

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013	15

Notes to Financial Statements (continued)	BlackRock International Fund

The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 was as follows:

	10/31/13	10/31/12
Ordinary income	$6,780,205	$3,531,640

As of October 31, 2013, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$12,809,819
Capital loss carryforward	(274,051,322)
Net unrealized gains[1]	134,143,800

Total	$(127,097,703)

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on certain foreign currency exchange contracts.

As of October 31, 2013, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,
2015	$77,743,317
2016	138,870,260
2017	15,346,411
2019	42,091,334

Total	$274,051,322

During the year ended October 31, 2013, the Fund utilized $80,378,385 of its capital loss carryforward.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	12,621,182	$173,554,365	13,669,636	$165,260,488
Shares issued in reinvestment of dividends	320,031	4,115,599	197,136	2,138,075
Shares redeemed	(10,636,487)	(144,798,124)	(22,497,542)	(279,434,868)

Net increase (decrease)	2,304,726	$32,871,840	(8,630,770)	$(112,036,305)

Investor A
Shares sold and automatic conversion of shares	5,035,589	$67,689,983	5,231,505	$61,512,711
Shares issued in reinvestment of dividends	167,164	2,109,631	70,047	746,664
Shares redeemed	(5,133,260)	(68,899,457)	(4,393,963)	(51,642,558)

Net increase	69,493	$900,157	907,589	$10,616,817

Investor B
Shares sold and automatic conversion of shares	92,193	$1,104,938	242,781	$2,639,880
Shares redeemed	(795,279)	(9,658,638)	(1,214,484)	(13,215,477)

Net decrease	(703,086)	$(8,553,700)	(971,703)	$(10,575,597)

Investor C
Shares sold	2,417,188	$30,377,070	2,808,479	$30,985,976
Shares issued in reinvestment of dividends	1,403	16,669	25,810	258,855
Shares redeemed	(3,429,388)	(42,789,085)	(4,279,223)	(47,424,433)

Net decrease	(1,010,797)	$(12,395,346)	(1,444,934)	$(16,179,602)

16	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013

Notes to Financial Statements (concluded)	BlackRock International Fund

	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Class R
Shares sold	701,407	$9,486,308	853,067	$9,943,035
Shares issued in reinvestment of dividends	12,668	159,745	13,243	140,910
Shares redeemed	(993,057)	(13,186,367)	(1,384,773)	(16,252,519)

Net decrease	(278,982)	$(3,540,314)	(518,463)	$(6,168,574)

Total Net Increase (Decrease)	381,354	$9,282,637	(10,658,281)	$(134,343,261)

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013	17

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock International Fund and Board of Directors of BlackRock Series, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock International Fund, a series of BlackRock Series, Inc. (the “Fund”), as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock International Fund, a series of BlackRock Series, Inc., as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

December 23, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distribution paid by BlackRock International Fund during the fiscal year ended October 31, 2013.

Payable Date	12/20/12
Qualified Dividend Income for Individuals[1,2]	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1,2]	10.13%
Foreign Source Income[2]	100.00%
Foreign Taxes Paid Per Share	$0.027944

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

18	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013

Portfolio Information	Blackrock Master International Portfolio

As of October 31, 2013

Ten Largest Holdings	Percent of Long-Term Investments

Roche Holding AG	5%
Anheuser-Busch InBev NV	5
Imperial Tobacco Group PLC	5
Sanofi SA	4
Nestlé SA, Registered Shares	4
Credit Suisse Group AG, Registered Shares	3
Mitsubishi UFJ Financial Group, Inc.	3
Japan Tobacco, Inc.	3
Nidec Corp.	3
MediaTek, Inc.	2

Geographic Allocation	Percent of Long-Term Investments

United Kingdom	19%
Switzerland	16
Japan	14
France	12
Belgium	5
Russia	4
Hong Kong	4
United States	4
South Korea	3
China	3
Taiwan	2
Canada	2
Spain	2
Ireland	2
Mexico	2
Sweden	2
Netherlands	2
Argentina	1
Finland	1

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013	19

Schedule of Investments October 31, 2013	BlackRock Master International Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 1.3%
MercadoLibre, Inc.	85,879	$11,562,319
Belgium — 4.9%
Anheuser-Busch InBev NV	431,534	44,734,585
Brazil — 0.4%
Natura Cosmeticos SA	195,327	3,906,191
Canada — 2.2%
Rogers Communications, Inc., Class B	429,907	19,511,053
China — 2.8%
Dongfeng Motor Group Co. Ltd., H Shares	3,056,000	4,320,638
Jiangsu Expressway Co. Ltd	3,840,000	4,834,051
Want Want China Holdings Ltd.	7,506,000	11,541,122
Zoomlion Heavy Industry Science and Technology Co. Ltd., H Shares (a)	5,006,000	4,617,843

		25,313,654
Finland — 1.1%
Nokia OYJ (b)	1,290,654	9,810,024
France — 11.2%
BNP Paribas SA	170,699	12,593,052
Eutelsat Communications SA	549,410	17,376,749
Orange SA	1,040,913	14,308,529
Sanofi SA	338,612	36,104,035
Société Generale SA	370,361	20,921,607

		101,303,972
Hong Kong — 4.0%
AIA Group Ltd.	3,889,400	19,749,723
Sands China Ltd.	2,302,000	16,367,430

		36,117,153
Ireland — 1.6%
Shire PLC	331,328	14,691,339
Japan — 13.2%
Capcom Co. Ltd.	86,500	1,617,497
Japan Tobacco, Inc.	634,900	22,973,021
Makita Corp.	276,400	13,977,373
Mitsubishi Electric Corp.	1,704,000	18,730,311
Mitsubishi UFJ Financial Group, Inc.	4,198,800	26,739,079
Nidec Corp.	230,000	22,414,000
Tokio Marine Holdings, Inc.	394,200	12,923,634

		119,374,915
Mexico — 1.6%
Grupo Televisa SAB — ADR	472,574	14,385,153
Netherlands — 1.5%
Yandex NV, Class A (b)	361,447	13,322,936
Russia — 4.2%
Lukoil OAO — ADR	277,982	18,199,482
Sberbank	6,261,863	20,080,902

		38,280,384

Common Stocks	Shares	Value
South Korea — 3.4%
Hyundai Motor Co.	49,641	$11,826,662
Samsung Electronics Co. Ltd.	13,561	18,701,420

		30,528,082
Spain — 2.1%
Inditex SA	114,163	18,750,079
Sweden — 1.6%
Atlas Copco AB, A Shares	516,834	14,319,977
Switzerland — 16.0%
Cie Financiere Richemont SA, Registered Shares	166,422	17,016,606
Credit Suisse Group AG, Registered Shares	887,483	27,607,791
Nestlé SA, Registered Shares	485,098	35,016,295
Roche Holding AG	163,708	45,271,060
The Swatch Group AG, Bearer Shares	31,290	19,984,654

		144,896,406
Taiwan — 2.4%
MediaTek, Inc.	1,580,000	21,601,664
United Kingdom — 18.5%
BHP Billiton PLC	618,782	19,094,826
British Sky Broadcasting Group PLC	1,237,058	18,586,917
Carnival PLC	396,491	14,092,309
HSBC Holdings PLC	1,647,272	18,056,451
Imperial Tobacco Group PLC	1,188,990	44,390,049
ITV PLC	5,018,301	15,343,986
Standard Chartered PLC	799,417	19,194,150
Vodafone Group PLC	4,892,840	17,921,443

		166,680,131
United States — 3.4%
Liberty Global PLC, Class A (b)	266,398	20,877,611
Veeco Instruments, Inc. (b)	334,665	9,775,565

		30,653,176
Total Long-Term Investments (Cost — $742,996,658) — 97.4%		879,743,193

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	12,736,069	12,736,069
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (c)(d)(e)	$4,656	4,655,500
Total Short-Term Securities (Cost — $17,391,569) — 1.9%		17,391,569

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR American Depositary Receipts AUD Australian Dollar	JPY Japanese Yen USD US Dollar

See Notes to Financial Statements.

20	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013

Schedule of Investments (continued)	BlackRock Master International Portfolio
(Percentages shown are based on Net Assets)

Value
Total Investments (Cost — $760,388,227*) — 99.3%	$897,134,762
Other Assets Less Liabilities — 0.7%	6,022,284

Net Assets — 100.0%	$903,157,046

Notes to Schedule of Investments

*	As of October 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$762,998,855

Gross unrealized appreciation	$136,821,191
Gross unrealized depreciation	(2,685,284)

Net unrealized appreciation	$134,135,907

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in issuers considered to be an affiliate of the Portfolio during the year ended October 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2012	Net Activity	Shares Held at October 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	35,560,642	(22,824,573)	12,736,069	$11,563
BlackRock Liquidity Series, LLC, Money Market Series	—	$4,655,500	$4,655,500	$9,190

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Foreign currency exchange contracts as of October 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,414,846	JPY	138,598,047	Goldman Sachs International	11/01/13	$5,327
USD	3,212,118	JPY	315,617,587	Citibank N.A.	11/05/13	2,339
USD	2,495,137	JPY	245,021,671	Goldman Sachs International	11/06/13	3,306
AUD	36,830,882	USD	32,985,738	UBS AG	12/03/13	1,749,246
USD	34,456,505	AUD	36,831,000	HSBC Bank PLC	12/03/13	(278,590)
Total						$1,481,628

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013	21

Schedule of Investments (concluded)	BlackRock Master International Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$11,562,319	—	—	$11,562,319
Belgium	—	$44,734,585	—	44,734,585
Brazil	3,906,191	—	—	3,906,191
Canada	19,511,053	—	—	19,511,053
China	4,834,051	20,479,603	—	25,313,654
Finland	—	9,810,024	—	9,810,024
France	—	101,303,972	—	101,303,972
Hong Kong	—	36,117,153	—	36,117,153
Ireland	—	14,691,339	—	14,691,339
Japan	—	119,374,915	—	119,374,915
Mexico	14,385,153	—	—	14,385,153
Netherlands	13,322,936	—	—	13,322,936
Russia	18,199,482	20,080,902	—	38,280,384
South Korea	—	30,528,082	—	30,528,082
Spain	—	18,750,079	—	18,750,079
Sweden	—	14,319,977	—	14,319,977
Switzerland	—	144,896,406	—	144,896,406
Taiwan	—	21,601,664	—	21,601,664
United Kingdom	—	166,680,131	—	166,680,131
United States	30,653,176	—	—	30,653,176
Short-Term Securities	12,736,069	4,655,500	—	17,391,569
Total	$129,110,430	$768,024,332	—	$897,134,762

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$10,972	$1,749,246	—	$1,760,218
Liabilities:
Foreign currency exchange contracts	—	(278,590)	—	(278,590)
Total	$10,972	$1,470,656	—	$1,481,628

[1] Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Portfolio’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$976	—	—	$976
Liabilities:
Collateral on securities loaned at value	—	$(4,655,500)	—	(4,655,500)
Total	$976	$(4,655,500)	—	$(4,654,524)

There were no transfers between levels during the year ended October 31, 2013.

See Notes to Financial Statements.

22	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013

Statement of Assets and Liabilities	BlackRock Master International Portfolio

October 31, 2013

Assets
Investments at value — unaffiliated (including securities loaned at value of $4,373,391) (cost — $742,996,658)	$879,743,193
Investments at value — affiliated (cost — $17,391,569)	17,391,569
Foreign currency at value (cost — $989)	976
Investments sold receivable	7,111,129
Contributions receivable from investor	437,745
Unrealized appreciation on foreign currency exchange contracts	1,760,218
Dividends receivable — unaffiliated	2,291,450
Dividends receivable — affiliated	194
Securities lending income receivable — affiliated	8,998
Prepaid expenses	128

Total assets	908,745,600

Liabilities
Collateral on securities loaned at value	4,655,500
Unrealized depreciation on foreign currency exchange contracts	278,590
Investment advisory fees payable	550,130
Other affiliates payable	421
Directors’ fees payable	2,633
Other accrued expenses payable	101,280

Total liabilities	5,588,554

Net Assets	$903,157,046

Net Assets Consist of
Investor’s capital	$764,921,591
Net unrealized appreciation/depreciation	138,235,455

Net Assets	$903,157,046

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013	23

Statement of Operations	BlackRock Master International Portfolio

Year Ended October 31, 2013

Investment Income
Dividends — unaffiliated	$23,552,584
Dividends — affiliated	11,563
Foreign taxes withheld	(1,763,281)
Other income — affiliated	393,362
Securities lending — affiliated — net	9,190

Total income	22,203,418

Expenses
Investment advisory	5,683,266
Accounting services	189,102
Custodian	101,359
Professional	43,039
Directors	29,376
Printing	3,111
Miscellaneous	17,697

Total expenses	6,066,950
Less fees waived by Manager	(10,627)

Total expenses after fees waived	6,056,323

Net investment income	16,147,095

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	84,779,615
Foreign currency transactions	(13,969)

84,765,646

Net change in unrealized appreciation/depreciation on:
Investments	93,288,669
Foreign currency translations	1,755,088

95,043,757

Total realized and unrealized gain	179,809,403

Net Increase in Net Assets Resulting from Operations	$195,956,498

See Notes to Financial Statements.

24	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013

Statements of Changes in Net Assets	BlackRock Master International Portfolio

	Year Ended October 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$16,147,095	$11,337,595
Net realized gain (loss)	84,765,646	(60,164,187)
Net change in unrealized appreciation/depreciation	95,043,757	68,491,874

Net increase in net assets resulting from operations	195,956,498	19,665,282

Capital Transactions
Proceeds from contributions	282,212,831	272,676,312
Value of withdrawals	(284,601,451)	(415,716,755)

Net decrease in net assets derived from capital transactions	(2,388,620)	(143,040,443)

Net Assets
Total increase (decrease) in net assets	193,567,878	(123,375,161)
Beginning of year	709,589,168	832,964,329

End of year	$903,157,046	$709,589,168

Financial Highlights	BlackRock Master International Portfolio

	Year Ended October 31,
	2013	2012	2011	2010	2009

Total Investment Return
Total investment return	28.02%[1]	1.81%	(5.10)%	18.59%	33.94%

Ratios to Average Net Assets
Total expenses	0.78%	0.81%	0.85%	1.03%	1.11%

Total expenses after fees waived	0.78%	0.81%	0.85%	1.03%	1.11%

Net investment income	2.08%	1.50%	0.64%	0.54%	1.89%

Supplemental Data
Net assets, end of year (000)	$903,157	$709,589	$832,964	$65,318	$66,975

Portfolio turnover	128%	117%	156%	154%	178%

[1]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 27.93%.

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013	25

Notes to Financial Statements	BlackRock Master International Portfolio

1. Organization:

BlackRock Master International Portfolio (the “Portfolio”), a series of BlackRock Master LLC (the “Master LLC”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

2. Significant Accounting Policies:

The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: US GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Portfolio. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Portfolio for all financial instruments.

The Portfolio values its investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect

26	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Master International Portfolio

the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of foreign-denominated equity and fixed income investments held for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on those investments held are not segregated in the Statement of Operations from the effects of changes in market prices and are included as a component of net unrealized gain (loss) from investments. The Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices upon the sale of foreign-denominated equity investments for financial reporting purposes and are included as a component of net realized gain (loss) from investments. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain (loss) upon the sale or maturity of foreign-denominated fixed income investments and are categorized as net realized gain (loss) from foreign currency transactions for financial reporting which may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretative positions of the Securities and Exchange Commission (“SEC”) require that the Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Income Taxes: The Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal tax provision is required. It is intended that the Portfolio’s assets will be managed so the owner of the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013	27

Notes to Financial Statements (continued)	BlackRock Master International Portfolio

3. Securities and Other Investments:

Securities Lending: The Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Portfolio should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Portfolio under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Portfolio benefits from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. The Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended October 31, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolio and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Foreign Currency Exchange Contracts: The Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2013
	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$1,760,218

	Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$278,590

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended October 31, 2013
Net Realized Loss From
Foreign currency exchange contracts:
Foreign currency transactions	$(775,419)
Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency translations	$1,608,021

28	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Master International Portfolio

For the year ended October 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	2
Average number of contracts - US dollars sold	3
Average US dollar amounts purchased	$12,318,212
Average US dollar amounts sold	$18,166,486

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Portfolio.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Portfolio and any additional required collateral is delivered to/pledged by the Portfolio on the next business day. Typically, the Portfolio and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. The Portfolio attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Master LLC, on behalf of the Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee based on a percentage of the Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $500 Million	0.75%
In excess of $500 Million	0.70%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Portfolio’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the year ended October 31, 2013, the Portfolio reimbursed the Manager $7,926 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013	29

Notes to Financial Statements (continued)	BlackRock Master International Portfolio

based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Portfolio retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended October 31, 2013, BIM received $4,949 in securities lending agent fees related to securities lending activities for the Portfolio.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

During the year ended October 31, 2013, the Fund received a payment of $393,362 from an affiliate to compensate for forgone securities lending revenue which is included in Other income — affiliated on the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2013, were $996,053,270 and $973,308,764, respectively.

7. Bank Borrowings:

The Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Portfolio, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Portfolio did not borrow under the credit agreement during the year ended October 31, 2013.

8. Geographic, Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Portfolio.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of October 31, 2013, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Fund’s investments.

As of October 31, 2013, the Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Commercial Banks	13%
Pharmaceuticals	11%
Media	10%
Tobacco	8%
Semiconductors & Semiconductor Equipment	6%
Food Products	5%
Beverages	5%
Electrical Equipment	5%
Other[1]	37%

[1]	All other industries held were each less than 5% of long-term investments.

30	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013

Notes to Financial Statements (concluded)	BlackRock Master International Portfolio

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013	31

Report of Independent Registered Public Accounting Firm

To the Investor of BlackRock Master International Portfolio and Board of Directors of BlackRock Master LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Master International Portfolio (the “Master LLC”), one of the series constituting BlackRock Master LLC, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Master International Portfolio of BlackRock Master LLC as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

December 23, 2013

32	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of BlackRock Master LLC (the “Master LLC”) met in person on April 11, 2013 (the “April Meeting”) and May 20-22, 2013 (the “May Meeting”) to consider the approval of the Master LLC’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, on behalf of BlackRock Master International Portfolio (the “Master Portfolio”), a series of the Master LLC. The Board of Directors of the Master LLC also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to the Master Portfolio. BlackRock International Fund (the “Fund”), a series of BlackRock Series, Inc. (“Series Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Directors of Series Fund also considered the approval of Advisory Agreement and the Sub-Advisory Agreement with respect to the Master Portfolio. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

For simplicity, (a) the Board of Directors of the Master LLC and the Board of Directors of Series Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of the Fund and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master LLC or Series Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or Series Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Portfolio, the Fund and their respective shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Fund for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Fund’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Fund’s investment objective, policies and restrictions; (e) the Master LLC’s and Series Funds’ compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or Series Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Master Portfolio and the Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013	33

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of the Master Portfolio and the Fund as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio and the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master LLC, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC on behalf of the Master Portfolio and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio, each for a one-year term ending June 30, 2014. The Board of Series Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Portfolio and found the Agreements to be satisfactory. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Fund; (d) the Fund’s costs to investors compared to the costs of its Expense Peers and the Fund’s performance compared to the relevant performance metric as previously discussed; (e) economies of scale; (f) fallout benefits to BlackRock as a result of its relationship with the Fund;

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Fund. BlackRock and its affiliates provide the Master Portfolio and the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Fund by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Fund. In particular, BlackRock and its affiliates provide the Master Portfolio and the Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the

34	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio and the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Fund, the Feeder Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Fund, as applicable. The Board noted that the Fund’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Fund, as applicable, throughout the year.

The Board noted that the Fund ranked in the fourth, third and third quartiles against its Lipper Performance Universe for each of the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Lipper Performance Universe. The Board was informed that, among other things, a contributing factor to underperformance for the one-year period was the strategy’s high quality bias, particularly during the third quarter. The team’s modestly defensive position stems from the Master Portfolio management team’s continued view of an on-going low-growth environment. The Master Portfolio was overweight more defensive sectors such as consumer staples and health care, and underweight more cyclical sectors such as energy and financials. Being overweight in the information technology sector was a primary detractor from performance during the one-year period. The Fund’s longer-term underperformance is attributable to the Master Portfolio’s historical value bias, which led to under exposure to emerging markets and growth-based companies, both of which performed well during the three- and five-year periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Master Portfolio’s/Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Master Portfolio’s portfolio managers and to improve the Master Portfolio’s/Fund’s performance.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Fund and the Feeder Fund: The Board, including the Independent Board Members, reviewed the Master Portfolio’s/Fund’s contractual management fee rate compared with the other funds in the Fund’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total net operating expense ratio, as well as the Master Portfolio’s/Fund’s actual management fee rate, to those of other funds in the Fund’s Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Fund. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013	35

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by that Board.

The Board noted that the Master Portfolio’s/Fund’s contractual management fee rate ranked in the fourth quartile relative to the Fund’s Expense Peers. The Board also noted that the Master Portfolio’s/Fund’s actual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers. The Board further noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjusts the fee rate downward as the size of the Master Portfolio increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to a cap on the Fund’s total net operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Fund benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Master LLC, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC with respect to the Master Portfolio and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio, each for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of Series Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Portfolio and found the Agreements to be satisfactory. In arriving at its decision to approve the Agreements, the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the pertinent Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

36	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013

Officers and Directors

Name, Address, and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 109 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 109 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 109 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2004	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 109 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 109 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 109 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 109 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 109 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 109 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2005	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 109 Portfolios	None

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013	37

Officers and Directors (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past - Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 109 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 109 Portfolios	None

[1]     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]     Date shown is the earliest date a person has served for the Fund/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s/Master LLC’s Board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	147 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	147 RICs consisting of 278 Portfolios	None

[3]     Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Fund/Master LLC based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

38	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013

Officers and Directors (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary of the BlackRock advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Fund/Master LLC serve at the pleasure of the Board of Directors.
Further information about the Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

Sub-Advisor BlackRock International Limited Edinburgh, Scotland United Kingdom EH3 8JB	Custodian Brown Brothers Harriman & Co Boston, MA 02109	Legal Counsel Sidley Austin LLP New York, NY 10019	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013	39

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Portfolio voted proxies relating to securities held in the Fund’s/Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

40	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013	41

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

42	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

IF-10/13-AR

Item 2 –	Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock International Fund of BlackRock Series, Inc.	$7,363	$7,100	$0	$2,500	$9,700	$9,200	$0	$0
BlackRock Master International Portfolio of BlackRock Master LLC	$31,463	$31,200	$0	$2,500	$0	$20,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

2

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock International Fund of BlackRock Series, Inc.	$9,700	$11,700
BlackRock Master International Portfolio of BlackRock Master LLC	$0	$22,500

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

3

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master LLC

Date: January 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master LLC

Date: January 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master LLC

Date: January 2, 2014

5